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EXHIBIT 99.1











                    TRAFALGAR HOUSE PROPERTY, INC. AND SUBSIDIARIES RESIDENTIAL HOMEBUILDING OPERATIONS

                    FINANCIAL STATEMENTS OF NET ASSETS TO BE ACQUIRED AS OF DECEMBER 31, 1997
                    TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
Trafalgar House Property, Inc.:

We have audited the accompanying statement of net assets to be acquired of the residential homebuilding operations of Trafalgar House Property, Inc. and subsidiaries (the "Company"), as of December 31, 1997, and the related statement of revenues and direct expenses for the year then ended. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, certain assets of the residential homebuilding operations of the Company were acquired and certain related liabilities were assumed by Beazer Homes Corp., in December 1998 pursuant to the Sale and Purchase Agreement dated October 26, 1998. Accordingly, the accompanying financial statements were prepared to present the net assets to be acquired and the related revenues and direct expenses for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Beazer Homes USA, Inc., and are not intended to be a complete presentation of the Company's assets, liabilities, revenues and expenses.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets to be acquired of the residential homebuilding operations of Trafalgar House Property, Inc. and subsidiaries as of December 31, 1997, and the related revenues and direct expenses for the year then ended in conformity with generally accepted accounting principles.



/s/ Arthur Andersen
--------------------

New York, New York
December 15, 1998


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                 TRAFALGAR HOUSE PROPERTY, INC. AND SUBSIDIARIES

                       RESIDENTIAL HOMEBUILDING OPERATIONS


                     STATEMENT OF NET ASSETS TO BE ACQUIRED

                                DECEMBER 31, 1997

                                 (000's omitted)



                                                  ASSETS
                                                  ------

REAL ESTATE DEVELOPMENT:
    Residential housing under construction and other development costs                                  $     67,152
    Land and land improvement costs                                                                           57,145

FIXED ASSETS, net                                                                                                372

INVESTMENT IN AND LOANS TO JOINT VENTURE                                                                         696

OTHER ASSETS (Note 3)                                                                                          3,229
                                                                                                        ------------
                 Total assets                                                                                128,594
                                                                                                        ------------
                                                                                                        ------------

                                               LIABILITIES
                                               -----------
ACCOUNTS PAYABLE AND ACCRUED EXPENSES (Note 4)                                                                10,631

OTHER LIABILITIES                                                                                              2,365
                                                                                                        ------------
                 Total liabilities                                                                            12,996

COMMITMENTS AND CONTINGENCIES (Note 6)
                                                                                                        ------------
                 Net assets to be acquired                                                              $    115,598
                                                                                                        ------------
                                                                                                        ------------



         The accompanying notes are an integral part of this statement.

                 TRAFALGAR HOUSE PROPERTY, INC. AND SUBSIDIARIES

                       RESIDENTIAL HOMEBUILDING OPERATIONS


                    STATEMENT OF REVENUES AND DIRECT EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                 (000's omitted)




REVENUES:
    Residential home sales                                                            $    165,576
    Share of joint venture income                                                              975
                                                                                      -------------
                 Total revenues                                                            166,551
                                                                                      -------------
DIRECT EXPENSES:
    Cost of residential home sales                                                         151,556
    Selling, general and administrative expenses                                             9,004
                                                                                      -------------
                 Total direct expenses                                                     160,560
                                                                                      -------------
                 Excess of revenues over direct expenses                              $      5,991
                                                                                      -------------
                                                                                      -------------



         The accompanying notes are an integral part of this statement.


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                 TRAFALGAR HOUSE PROPERTY, INC. AND SUBSIDIARIES

                       RESIDENTIAL HOMEBUILDING OPERATIONS


           NOTES TO FINANCIAL STATEMENTS OF NET ASSETS TO BE ACQUIRED

                                DECEMBER 31, 1997

                                 (000's omitted)




1.       ORGANIZATION AND BUSINESS

Trafalgar House Property, Inc. and Subsidiaries (the "Company") is an indirect wholly owned subsidiary of Kvaerner ASA ("Kvaerner"). The Company's residential homebuilding operations principally engage in the development and sale of residential real estate in the states of New Jersey, Pennsylvania, Maryland and Virginia.

In October 1998, the Company entered into the Sale and Purchase Agreement, dated October 26, 1998 (the "Sale Agreement") with Beazer Homes Corp. ("Beazer") for Beazer to acquire certain assets and assume certain liabilities of the residential homebuilding operations of the Company. This transaction closed on December 4, 1998 for a sales price of approximately $99,300. Beazer assigned its rights and obligations to acquire certain of the assets included in the accompanying Statement of Net Assets to be Acquired to an unaffiliated third party.

2.       SUMMARY OF SIGNIFICANT
         ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles. The financial statements were prepared to present the net assets to be acquired by Beazer of the Company's residential homebuilding operations and the related revenues and direct expenses for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Beazer Homes USA, Inc.

The abbreviated financial statements of the Company's residential homebuilding operations to be acquired are presented in lieu of full financial statements of the Company's entire residential homebuilding business as the Company does not maintain a stand-alone capital structure for such business and due to the lack of appropriate and reasonable intercompany management and interest charges. The Statement of Net Assets to be Acquired excludes any amounts related to the capitalization of the Company as well as any cash accounts. The Statement of Revenues and Direct Expenses excludes only those costs not directly involved in the revenue-producing activities of the residential homebuilding operations, such as corporate overhead charges, interest and income taxes. Accordingly, the accompanying financial statements are not intended to be a complete presentation of the assets, liabilities, revenues and expenses of the Company or of the Company's residential homebuilding business. Further, the accompanying financial statements are not indicative of the Company's financial condition or results of operations on a stand-alone basis and are not indicative of the Company's financial condition or results of operations under ownership of an entity other than Kvaerner.

REAL ESTATE DEVELOPMENT

Residential real estate held for development and sale is carried at historical cost and reviewed periodically for impairment. All direct costs and allocated indirect costs incurred during the period of development are capitalized. Development costs are relieved through cost of sales on a specific identification basis and a per unit allocation basis, as applicable.

REVENUE RECOGNITION

Revenues from residential home sales are accounted for on the full accrual method. Under the full accrual method of accounting, revenues are recognized when a sale is consummated, title is transferred to the buyer and adequate consideration has been received. Option revenues and lot premiums are recognized on a lot-specific basis.

OTHER LIABILITIES

Other liabilities represent liabilities for the cost to complete projects where the last home has been settled. Cost to complete includes site work required to enable the release of performance bonds and letters of credit related to development activities and ongoing customer service obligations which arise during the warranty period.

All homes sold by the Company are enrolled in a homeowner's warranty program with Residential Warranty Corporation. The Company is responsible for defects for one full year on the entire house with an additional one-year on mechanical, heating, ventilating and air-conditioning systems. Residential Warranty Corporation warrants any structural defects for years three through ten.

INVESTMENT IN JOINT VENTURE

The Company is a 50% partner in the Trafalgar-Astrab Associates joint venture, which is developing residential real estate for sale. The investment in joint venture is accounted for under the equity method, after considering priority distributions to the joint venture partners.

FIXED ASSETS

Fixed assets are recorded at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets as follows:

               Furniture and fixtures                5 years
               Equipment and vehicles                4 years
               Computer equipment                    3 years

USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates and assumptions for the Company relate to the recoverable value of the real estate development assets and the liabilities associated with certain commitments and contingencies.

3.       OTHER ASSETS

Other assets consisted of the following at December 31, 1997:


               Land deposits                         $      674
               Project escrows                            2,444
               Prepaids and other                           111
                                                     -----------
                                                     $    3,229
                                                     -----------
                                                     -----------

4.       ACCOUNTS PAYABLE AND
         ACCRUED EXPENSES

Accounts payable and accrued expenses consisted of the following at December 31, 1997:

               Land creditors                        $      304
               Sales deposits                             1,709
               Trade creditors and accrued expenses       8,618
                                                     -----------
                                                     $   10,631
                                                     -----------
                                                     -----------

Land creditors consist of notes payable to land sellers which are secured by mortgages on the underlying land. Interest rates range from 0% to 7.75%.

5.       CASH FLOW INFORMATION

Cash flow information related to the net assets to be acquired is as follows:

     Cash flows from operating activities:
         Excess of revenues over direct expenses                                $    5,991
         Adjustments to reconcile excess of revenues
            over direct expenses to net cash provided
            by operating activities-
               Changes in operating assets and liabilities-
                   Increase in residential housing under construction and
                      other development costs                                       (1,773)
                   Decrease in land and land improvement costs                       9,257
                   Increase in other assets                                            (44)
                   Decrease in accounts payable and accrued expenses                (1,536)
                   Decrease in other liabilities                                    (1,785)
                                                                                ----------
                      Net cash provided by operating activities                     10,110
                                                                                ----------
     Cash flows from investing activities:
         Purchase of fixed assets                                                     (305)
         Net distributions from Joint Venture                                        2,376
                                                                                ----------
                      Net cash provided by investing activities                      2,071
                                                                                ----------
                      Net cash transferred to the Company                       $   12,181
                                                                                ----------
                                                                                ----------

6.       COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company owns land parcels for future development and has made deposits related to option agreements to acquire land parcels. Land parcels vary in terms of the extent of entitlements obtained that are necessary to commence development, which will impact the timing and ability to develop such parcels, and ultimately the Company's ability to recover its investments. The realization of assets related to nonrefundable deposits, acquisition costs and capitalized development costs is dependent on the Company successfully obtaining various government approvals related to entitlements, sewer access and environmental remediation.

The Company was contingently liable in the amount of $43,100 as of December 31, 1997 in connection with letters of credit and surety bonds created to satisfy performance bond requirements of certain townships and counties in which the Company is developing properties and other obligations.

As of December 31, 1997, the Company had costs to complete of approximately $1,300 and customer service provisions of approximately $500 related to ongoing projects, which have been recorded as a reduction of residential housing under construction and other development costs. In addition, as of December 31, 1997, the Company had project completion liabilities of approximately $1,900 and customer service liabilities of approximately $500, which primarily represent the costs to complete projects where the last home has been settled.